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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Scientific-Atlanta, Inc.'s Form S-8 Registration Statement of our report dated August 5, 1999, appearing on page 12 of Scientific-Atlanta, Inc.'s Form 10-K for the year ended July 2, 1999.


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 7, 2000